UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: July 27, 2006
(Date of earliest event reported)

MICRO LINEAR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-24758	94-2910085
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2050 Concourse Drive, San Jose, California	95131
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (408) 433-5200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

          On July 27, 2006, Micro Linear Corporation (the “Company”) issued a press release announcing its financial results for the second fiscal quarter and six months ended July 2, 2006.  A copy of the earnings release is furnished herewith as Exhibit 99.1.

          The information in this Current Report, including the press release, is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section.  The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits.

          (d)  Exhibits:

Exhibit Number	Description

99.1	Press Release dated July 27, 2006 announcing financial results for the second fiscal quarter and six months ended July 2, 2006.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 27, 2006

MICRO LINEAR CORPORATION

	By:	/s/ Michael Schradle

Michael Schradle
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release July 27, 2006 announcing financial results for the second fiscal quarter and six months ended July 2, 2006.